(logo)
American
   Express(R)
 Partners Funds
                                AXP(R) Partners
                                       International
                                         Aggressive
                                       Growth
                                             Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Partners International Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

The Fund's Long-term Performance                        11

Investments in Securities                               12

Financial Statements                                    20

Notes to Financial Statements                           23

Independent Auditors' Report                            33

Federal Income Tax Information                          34

Board Members and Officers                              35

Results of Meeting of Shareholders                      38

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2 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Economic and Market Update

One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2002

PORTFOLIO MANAGER

American Century Investment Management, Inc.

Portfolio manager                                         Henrik Strabo
Tenure/since                                                       9/01
Years in industry                                                    16

Portfolio manager                                         Mark Kopinski
Tenure/since                                                       9/01
Years in industry                                                    18

Liberty Wanger Asset Management, L.P.

Portfolio manager                                        Leah Zell, CFA
Tenure/since                                                       9/01
Years in industry                                                    15

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 9/28/01        B: 9/28/01        C: 9/28/01       Y: 9/28/01

Ticker symbols
A: AXGAX          B: APIBX          C: --            Y: --

Total net assets                                          $97.2 million
Number of holdings                                    approximately 280

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

STYLE
VALUE    BLEND   GROWTH
                   X   LARGE
                   X   MEDIUM  SIZE
                   X   SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

Common stocks 99.5%
Preferred stocks &other 0.5%

TOP FIVE COUNTRIES

Percentage of portfolio assets

United Kingdom                                                     17.3%
Japan                                                              13.2
Switzerland                                                         8.6
France                                                              8.2
Netherlands                                                         6.7

TOP TEN HOLDINGS

Percentage of portfolio assets

iShares MSCI Index Fund (United States)                             1.7%
Rhoen-Klinikum (Germany)                                            1.5
Marks & Spencer Group (United Kingdom)                              1.2
Vodafone Group (United Kingdom)                                     1.2
Royal Dutch Petroleum ADR (Netherlands)                             1.1
Royal Bank of Scotland Group (United Kingdom)                       1.1
Telecom Italia (Italy)                                              1.0
Nestle (Switzerland)                                                0.9
UBS (Switzerland)                                                   0.9
Nokia ADR (Finland)                                                 0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the 12-month period ended Oct. 31, 2002?

A: For the period, the Fund's Class A shares returned -13.14%, excluding sales charges. In comparison, the MSCI EAFE Growth Index returned -11.43%, the MSCI EAFE Index returned -12.93% and the Lipper International Funds Index returned -10.26% for the same period. In a period that favored value-oriented stocks, we would expect this Fund to underperform the MSCI EAFE Index. However, we are disappointed that it underperformed the MSCI EAFE Growth Index, its more relevant benchmark.

From American Century Investment Management, Inc.

American Century Investment Management is a multi-discipline manager founded in 1958 that manages over $70 billion in assets on behalf of individuals and institutions. American Century actively manages their portion of the portfolio by investing in international large capitalization companies demonstrating an improving tempo of growth.

Q:  What factors significantly impacted performance of your portion of the Fund?

A: Growth stocks struggled during the period, partly due to weak global growth, issues surrounding corporate governance and geopolitical concerns. In such a difficult period, companies that were positioned to withstand economic uncertainty fared the best, making the portfolio's consumer non-cyclical sector a relatively strong performer. Consumer non-cyclical stocks, such as food and beverage companies, tend to perform well in virtually any economic environment. While consumers bought staples during the period, they reduced their purchases of discretionary items. As a result, the stocks of department stores and consumer durable companies generally fell.

(bar graph)
          PERFORMANCE COMPARISON
     For the year ended Oct. 31, 2002

   0%

  -3%

  -6%
                                    (bar 4)
  -9%                      (bar 3)  -10.26%
                  (bar 2)  -11.43%
 -12%    (bar 1)  -12.93%
         -13.14%
 -15%

(bar 1) AXP Partners International Aggressive Growth Fund Class A (excluding sales charge)
(bar 2) MSCI EAFE Index (unmanaged)
(bar 3) MSCI EAFE Growth Index (unmanaged)
(bar 4) Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > There are indications of recovery in certain cyclical areas of the economy and these could be predicting a global economic rebound.

         -- American Century Investment Management, Inc. (end callout quote)

    The portfolio's biggest allocation was to the financial sector. Because of the uncertainty in the financial markets, holdings of financial services firms, banks, and property and casualty insurers retreated. The Fund's holdings in BNP Paribas, France's largest lender, and Societe Generale, France's third-largest bank produced disappointing results.

    Stock selection in the technology sector fared relatively well, as the portfolio's semiconductor holdings advanced. However, the Fund's electrical equipment companies declined largely because business and consumer spending on technology continued to be constrained.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (9/28/01)                 (9/28/01)                 (9/28/01)                  (9/28/01)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                  -13.14%      -18.13%       -13.71%      -17.17%      -13.90%      -13.71%      -12.94%      -12.94%
5 years                    N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
10 years                   N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
Since inception         -10.39%      -15.14%       -10.94%      -14.21%      -10.94%      -10.94%      -10.21%      -10.21%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Questions & Answers

    The basic materials stocks in the portfolio, which include chemical, forest product and paper companies, registered some of the steepest declines. These companies were negatively affected by continued sluggishness in manufacturing and skepticism about a rebound in the global economy.

    In terms of country allocation, Italy, South Korea and Ireland were the top contributors to performance, while France, Australia and Switzerland were the top detractors.

Q:  What is your outlook for the coming months?

A: There are indications of recovery in certain cyclical areas of the economy and these could be predicting a global economic rebound. While we will take economic conditions into account when selecting stocks for the portfolio, we will continue to rigorously follow our highly disciplined process of identifying and owning businesses that demonstrate strong, sustainable growth.

From Liberty Wanger Asset Management, L.P.

Liberty Wanger Asset Management, L.P. is a wholly owned subsidiary of Columbia Management Group, Inc. The Fund seeks long-term growth by investing in smaller capitalization international stocks that are not well-followed or institutionally-owned. Liberty Wanger looks for companies that are benefiting from an important economic, social or technological trend and whose domination of a niche promises superior earnings growth potential. Investment ideas are developed through "bottom-up" analysis while also considering the role investment themes have on sectors and industries that are benefiting from economic trends.

Q What factors significantly impacted the performance of your portion of the Fund?

A: Overall performance was down with the market, reflecting the general weakness in economic conditions and equity prices worldwide. The best performers in the Fund were spread out over a variety of countries and industries such as Ireland, specifically the Irish Financials, Switzerland, Taiwan and France. The lagging performance was due primarily to general market weakness and to our holdings in Japan.

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9 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the coming months?

A: We believe that valuations favor international small-caps over the next several months. On the basis of price/earnings ratios, international small-caps are trading at a discount to both mid- and large-caps and have done so for the last 12 months. This gives small-cap holdings more room for growth as the markets recover.

    We believe that market weakness and negative investor sentiment could present a great opportunity. There seems to be a disconnect in the market in that deep discount, "safe-haven" stocks are not outperforming. Instead, stocks priced reasonably with believable growth and a semblance of transparency have done better. We believe this imbalance provides an opportunity for bottom-up investors like Liberty Wanger to find excellent companies at cheap prices. The transition won't be immediate, but we will continue to seek top-performing companies and exploit the current valuation disparity.

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10 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners International Aggressive Growth Fund Class A shares (from 10/1/01 to 10/31/02) as compared to the performance of three widely cited performance indices, the Morgan Stanley Capital International EAFE Growth Index (MSCI EAFE Growth Index), the Morgan Stanley Capital International EAFE Index (MSCI EAFE) and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP PARTNERS INTERNATIONAL
                             AGGRESSIVE GROWTH FUND
 $20,000

 $15,000
                (solid line)    AXP Partners International Aggressive Growth
                                Fund Class A
 $10,000        (dotted line)   MSCI EAFE Index
                (dashed line)   MSCI EAFE Growth Index
  $5,000        (dot-dash line) Lipper International Funds Index

           10/1/01     10/01        1/02       4/02       7/02         10/02

(solid line)    AXP Partners International Aggressive Growth Fund Class A $8,363
(dotted line)   MSCI EAFE Index $9,208
(dashed line)   MSCI EAFE Growth Index $8,930
(dot-dash line) Lipper International Funds Index $9,217

(1) MSCI EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value (P/BV), from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

(2) MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

           Average Annual Total Returns
    Class A with Sales Charge as of Oct. 31, 2002
1 year                                            -18.13%
5 years                                             N/A
10 years                                            N/A
Since inception (9/28/01)                         -15.14%

Results for other share classes can be found on page 8.

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11 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Partners International Aggressive Growth Fund
Oct. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (89.7%)(c)
Issuer                                                  Shares          Value(a)

Argentina (0.2%)
Metals
Siderca                                                 11,000          $179,960

Australia (2.0%)
Banks and savings & loans (0.3%)
Commonwealth Bank of Australia                          19,595           330,607

Beverages & tobacco (0.3%)
Lion Nathan                                            105,000           303,613

Computers & office equipment (0.2%)
Computershare                                          163,000           200,832

Financial services (0.3%)
Perpetual Trustees Australia                            15,000           288,295

Food (0.3%)
Goodman Fielder                                        400,000           326,340

Leisure time & entertainment (0.2%)
Jupiters                                                70,000           184,537

Metals (0.4%)
BHP Billiton                                            62,586           336,584

Austria (0.4%)
Banks and savings & loans (0.1%)
Erste Bank der oesterrichischen
  Sparkassen                                             2,278           133,482

Multi-industry conglomerates (0.3%)
Flughafen Wien                                           6,200           208,080

Brazil (--%)
Multi-industry conglomerates
Cia de Concessoes Rodoviarias                           27,300(b)         43,420

Canada (3.3%)
Energy (0.8%)
ShawCor                                                  5,000            43,437
Talisman Energy                                         19,837           724,167
Total                                                                    767,604

Energy equipment & services (0.4%)
AltaGas Services                                        30,000           172,469
Canadian 88 Energy                                     149,400(b)        219,495
Total                                                                    391,964

Financial services (0.7%)
Intrawest                                                5,800            78,358
Power Financial                                         30,000           656,149
Total                                                                    734,507

Media (0.5%)
Corus Entertainment                                     32,000(b)        441,520

Paper & packaging (0.3%)
Moore                                                   26,200(b)        283,840

Transportation (0.5%)
Canadian Natl Railway                                    6,477           276,374
CP Railway                                               8,577           169,910
Total                                                                    446,284

Utilities -- gas (0.2%)
TransCanada PipeLines                                   10,584           152,118

China (1.2%)
Banks and savings & loans (0.4%)
JCG Holdings                                           446,000           211,580
Wing Hang Bank                                          70,000           223,479
Total                                                                    435,059

Computers & office equipment (0.2%)
Travelsky Technology                                   315,000           201,939

Media (0.2%)
SCMP Group                                             450,000           207,708

Multi-industry conglomerates (0.4%)
Jiangsu Expressway                                     600,000           157,704
Zhejiang Expressway                                    600,000           194,246
Total                                                                    351,950

See accompanying notes to investments in securities.

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12 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Issuer                                                  Shares          Value(a)

Denmark (1.2%)
Banks and savings & loans (0.6%)
Danske Bank                                             33,720          $536,936

Health care (0.2%)
Novo Nordisk Cl B                                        8,435           232,660

Multi-industry conglomerates (0.2%)
Kobenhavns Lufthavne                                     3,200           218,317

Transportation (0.2%)
D/S 1912 Cl B                                               26           151,745

Finland (2.4%)
Communications equipment & services (0.8%)
Nokia ADR                                               48,949           813,532

Computers & office equipment (0.2%)
TietoEnator                                             15,400           218,999

Health care (0.2%)
Instrumentarium                                          8,800           217,866

Multi-industry conglomerates (0.6%)
Amer Group                                              11,600           345,773
Jaakko Poyry Group                                      17,200           221,261
Total                                                                    567,034

Paper & packaging (0.5%)
Stora Enso                                              16,623           172,848
UPM-Kymmene                                              9,174           297,535
Total                                                                    470,383

France (7.4%)
Banks and savings & loans (1.1%)
BNP Paribas                                             13,580           541,428
Credit Lyonnais                                         15,529           552,083
Total                                                                  1,093,511

Building materials & construction (0.4%)
Technip-Coflexip                                         6,000           390,079

Computers & office equipment (0.3%)
Fininfo                                                 16,400           282,592

Energy (0.8%)
TotalFinaElf                                             5,477           754,461

Food (0.6%)
Groupe Danone                                            4,448           577,036

Health care (0.9%)
Aventis                                                  8,839           529,135
Sanofi-Synthelabo                                        5,648           345,381
Total                                                                    874,516

Health care services (0.8%)
Essilor Intl                                            18,261           735,109

Leisure time & entertainment (0.4%)
Accor                                                   11,412           405,152

Media (0.7%)
IPSOS                                                    3,000           172,312
NRJ Group                                               20,600           352,515
Societe Television Farancaise 1                          6,353           163,576
Total                                                                    688,403

Multi-industry conglomerates (1.4%)
Bacou-Dalloz                                             6,000(b)        534,763
GrandVision                                             19,000           331,344
Neopost                                                 14,300(b)        498,477
Total                                                                  1,364,584

Retail (0.1%)
Groupe Bourbon                                             900            63,280

Germany (4.8%)
Automotive & related (0.6%)
Bayerische Motoren Werke                                 9,628           343,722
Beru                                                     3,500           140,375
Volkswagen                                               3,570           134,592
Total                                                                    618,689

Chemicals (0.6%)
BASF                                                     7,810           289,570
K&S                                                     15,000           281,493
Total                                                                    571,063

Computers & office equipment (0.6%)
Lion Bioscience                                          5,800(b)         16,025
SAP                                                      3,120           240,381
Software                                                23,900           293,249
Total                                                                    549,655

Financial services (0.7%)
Deutsche Boerse                                         18,663           673,298

Health care services (1.4%)
Rhoen-Klinikum                                          37,000         1,352,750

See accompanying notes to investments in securities.

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13 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Issuer                                                  Shares          Value(a)

Germany (cont.)
Multi-industry conglomerates (0.7%)
GFK                                                     15,700          $222,799
Jenoptik                                                27,400           333,208
Norddeutsche Affinerie                                   8,000            87,463
Total                                                                    643,470

Retail (0.3%)
Takkt                                                   30,300           114,323
Zapf Creation                                            7,000           146,406
Total                                                                    260,729

Hong Kong (2.5%)
Financial services (0.5%)
Aeon Credit Service (Asia)                             200,000            66,672
Hong Kong Exchanges & Clearing                         310,000           411,378
Total                                                                    478,050

Food (0.5%)
Global Bio-Chem Technology                           1,300,000           278,355
Tingyi Holdings                                        700,000           190,720
Total                                                                    469,075

Leisure time & entertainment (0.3%)
Star Cruises                                           800,000(b)        252,000

Media (0.6%)
Television Broadcasts                                  160,000           550,812

Multi-industry conglomerates (0.5%)
Lerado Group Holding                                   700,000           108,598
Li & Fung                                              250,000           248,417
Linmark Group                                          750,000           158,666
Total                                                                    515,681

Retail (--%)
Convenience Retail Asia                                100,000(b)         26,284

Utilities -- gas (0.1%)
Hong Kong and China Gas                                 95,619           125,663

India (0.3%)
Banks and savings & loans
HDFC Bank ADR                                           25,000           331,250

Ireland (3.6%)
Banks and savings & loans (1.8%)
Allied Irish Banks                                      48,130           674,434
Anglo Irish Bank                                        70,000           467,917
Bank of Ireland                                         53,483           593,199
Total                                                                  1,735,550

Energy equipment & services (0.3%)
Tullow Oil                                             228,000(b)        324,602

Food (0.5%)
Kerry Group Cl A                                        40,000           518,917

Household products (0.3%)
Waterford Wedgwood                                     540,000           256,686

Insurance (0.4%)
Irish Life & Permanent                                  35,000           414,304

Retail (0.3%)
Grafton Group                                           80,000           277,284

Italy (4.3%)
Banks and savings & loans (0.7%)
UniCredito Italiano                                    192,969           726,169

Building materials & construction (0.1%)
Permasteelias                                           10,000           144,089

Energy (0.6%)
ENI                                                     45,228           627,946

Energy equipment & services (0.4%)
Saipem                                                  70,000           378,493

Multi-industry conglomerates (0.5%)
Autostrade - Concessioni e Costruzioni
  Autostrade                                            61,381           507,560

Retail (0.5%)
Autogrill                                               55,200(b)        496,901

Utilities -- gas (0.5%)
Italgas                                                 18,050           175,889
Snam Rete Gas                                           89,540           267,788
Total                                                                    443,677

Utilities -- telephone (0.8%)
Telecom Italia                                         162,811           859,365

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Issuer                                                  Shares          Value(a)

Japan (11.9%)
Automotive & related (1.4%)
Bridgestone                                             25,965          $323,635
Honda Motor                                              8,284           296,847
Nifco                                                   30,000           272,304
Nissan Motor                                            57,816           444,086
Total                                                                  1,336,872

Banks and savings & loans (0.2%)
Mitsubishi Tokyo Financial Group                            36           234,789

Chemicals (0.7%)
Daiseki                                                 24,000           354,975
Shin-Etsu Chemical                                       9,568           295,217
Total                                                                    650,192

Computers & office equipment (0.8%)
Canon                                                   20,237           746,643

Electronics (0.7%)
Nintendo                                                 2,300           221,533
Tokyo Electron                                           3,700           149,196
Toyo                                                    29,600           285,345
Total                                                                    656,074

Financial services (0.7%)
Daito Trust Construction                                18,000           353,359
Goldcrest                                                3,500            88,564
OMC Card                                                85,000(b)        190,107
Total                                                                    632,030

Food (0.9%)
Ajinomoto                                               37,000           379,634
Nissin Healthcare Food Service                          12,000           246,837
Yakult Honsha                                           21,000           255,236
Total                                                                    881,707

Health care (1.1%)
Banyu Pharmaceutical                                    20,000           182,842
Kawasumi Laboratories                                   24,000           175,333
Takeda Chemical Inds                                    17,607           731,529
Total                                                                  1,089,704

Health care services (0.1%)
BML                                                      6,000           134,438

Household products (0.9%)
Aderans                                                 14,000           304,547
Kao                                                     23,869           545,532
Total                                                                    850,079

Indexes (0.5%)
Nikkei 225                                               6,750           474,941

Industrial equipment & services (0.7%)
Eneserve                                                 9,000           324,708
Hoya                                                     5,151           353,603
Total                                                                    678,311

Leisure time & entertainment (0.2%)
Round One                                                  150           195,902

Media (0.6%)
Sony                                                    14,253           613,120

Metals (0.4%)
Maruichi Steel Tube                                     33,000           381,961

Multi-industry conglomerates (0.8%)
Arrk                                                    10,000           342,829
Bellsystem24                                               850           166,448
Tenma                                                   29,000           248,551
Total                                                                    757,828

Paper & packaging (0.9%)
Fuji Seal                                               10,000           425,272
Toppan Forms                                            24,000           264,468
Uni-Charm                                                4,000           147,906
Total                                                                    837,646

Textiles & apparel (0.3%)
Asahi Glass                                             43,000           257,277

Utilities -- telephone (0.1%)
KDDI                                                        46           135,173

Korea (0.2%)
Electronics
Samsung SDI                                              3,100           192,589

Luxembourg (0.3%)
Media
RTL Group                                                3,429            86,082
SES Global                                              42,700           215,658
Total                                                                    301,740

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Issuer                                                  Shares          Value(a)

Mexico (0.8%)
Beverages & tobacco (0.1%)
Fomento Economico Mexicano ADR                           3,913          $141,651

Financial services (0.2%)
Consorcio                                              130,000(b)        192,355

Multi-industry conglomerates (0.3%)
Grupo Aeroportuario del
Sureste ADR                                             25,000           275,250

Retail (0.2%)
Wal-Mart de Mexico                                      52,110           130,904

Netherlands (6.0%)
Beverages & tobacco (0.6%)
Heineken                                                15,041           604,294

Building materials & construction (0.3%)
Fugro                                                    7,334           294,146

Energy (1.0%)
Royal Dutch Petroleum ADR                               22,478           961,608

Food (0.5%)
Unilever                                                 7,125           456,869

Health care (0.5%)
OPG Groep                                               12,580           503,925

Household products (0.4%)
Hunter Douglas                                          15,140           371,830

Insurance (0.2%)
Aegon                                                   16,388           222,176

Media (0.4%)
VNU                                                     15,803           424,264

Multi-industry conglomerates (1.0%)
Euronext                                                13,500           268,718
Hagemeyer                                               26,073           197,524
Imtech                                                  20,650           310,426
United Services Group                                   22,015           178,772
Total                                                                    955,440

Textiles & apparel (0.4%)
Gucci Group                                              4,082           368,808

Transportation (0.4%)
Koninklijke Vopak                                       20,000           229,749
TPG                                                      7,176           116,261
Total                                                                    346,010

Utilities -- telephone (0.3%)
Koninklijke (Royal)                                     51,335           325,357

New Zealand (0.2%)
Retail (0.1%)
Warehouse Group                                         22,000            77,870

Utilities -- telephone (0.1%)
Telecom Corp of New Zealand                             61,390           151,030

Norway (0.5%)
Banks and savings & loans (0.1%)
DnB Holding                                             22,500           103,777

Food (0.4%)
Orkla                                                   23,250           368,919

Russia (0.7%)
Energy (0.2%)
Lukoil Holding ADR                                       1,842           120,467
YUKOS                                                   12,232(b)        113,271
Total                                                                    233,738

Energy equipment & services (0.3%)
Surgutneftegaz ADR                                      16,554           297,972

Utilities -- gas (0.2%)
OAO Gazprom ADR                                         12,132           161,962

Singapore (0.8%)
Automotive & related (0.3%)
Comfort Group                                          350,000           140,737
DelGro                                                 150,000           152,914
Total                                                                    293,651

Building materials & construction (0.2%)
Singapore Technologies
Engineering                                            150,000           157,161

Transportation (0.3%)
SembCorp Logistics                                     350,000           346,888

South Africa (0.2%)
Metals
Harmony Gold Mining                                     17,000           229,113

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Issuer                                                  Shares          Value(a)

South Korea (3.1%)
Automotive & related (0.6%)
Hyundai Mobis                                           21,000          $471,358
Hyundai Motor                                            2,659            67,539
Total                                                                    538,897

Communications equipment & services (0.3%)
SK Telecom ADR                                          13,172           264,362

Electronics (0.8%)
Samsung Electronics                                      2,674           757,103

Health care (0.2%)
Yuhan                                                    5,000           219,532

Industrial equipment & services (0.2%)
Samyoung                                                15,000           174,805

Insurance (0.3%)
Samsung Fire & Marine                                    5,310           322,478

Media (0.3%)
Cheil Communications                                     4,600           337,497

Multi-industry conglomerates (0.1%)
S1                                                       9,000           137,751

Utilities -- electric (0.3%)
Korea Electric Power                                    16,341           247,428

Spain (4.4%)
Banks and savings & loans (0.3%)
Banco Popular Espanol                                    7,507           321,454

Beverages & tobacco (0.7%)
Altadis                                                 30,697           649,024

Building materials & construction (0.7%)
Abengoa                                                 37,600           193,623
Grupo Dragados                                           9,527           137,839
Grupo Ferrovial                                         14,116           328,509
Total                                                                    659,971

Energy equipment & services (0.3%)
Gamesa Corporacion Tecnoligica                          18,300(b)        299,746

Industrial equipment & services (0.3%)
Zardoya Otis                                            29,700           338,237

Leisure time & entertainment (0.5%)
Amadeus Global Travel Distribution
  Cl A                                                  20,000            98,634
NH Hoteles                                              44,400           371,541
Total                                                                    470,175

Media (0.1%)
Telefonica Publicidad e Informacion                     21,900            77,858

Multi-industry conglomerates (0.4%)
Acesa Infraetructuras                                   17,725           186,063
Prosegur, Compania de Seguridad                         20,000           221,827
Total                                                                    407,890

Retail (0.1%)
Cortefiel                                               20,600            72,217

Textiles & apparel (0.1%)
Industria de Diseno Textil                               5,393           121,234

Utilities -- electric (0.3%)
Red Electrica de Espana                                 41,000           328,473

Utilities -- telephone (0.5%)
Telefonica                                              54,987           521,666

Sweden (1.0%)
Banks and savings & loans (--%)
ForeningsSparbanken                                      2,558            28,189

Building materials & construction (0.2%)
Sandvik                                                  9,982           237,501

Financial services (0.6%)
Castellum                                               21,400           270,933
Intrum Justitia                                         34,000(b)        148,433
Nordea                                                  44,594           182,515
Total                                                                    601,881

Industrial equipment & services (--%)
Atlas Copco Cl A                                         1,475            30,909

Paper & packaging (0.1%)
Svenska Cellulosa                                        3,049            93,176

Switzerland (7.7%)
Banks and savings & loans (1.2%)
Julius Baer Holding Cl B                                 1,500           366,820
UBS                                                     17,112(b)        815,493
Total                                                                  1,182,313

Chemicals (0.9%)
Ciba Specialty Chemicals                                 3,516           247,706
Givaudan                                                   990           414,457
Lonza Group                                              3,394           206,348
Total                                                                    868,511

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Issuer                                                  Shares          Value(a)

Switzerland (cont.)
Electronics (0.7%)
Kaba Holding Cl B                                        2,870          $466,604
STMicroelectronics                                      10,127           199,198
Total                                                                    665,802

Financial services (0.8%)
Geberit                                                  1,630(b)        451,060
Pargesa Holding Cl B                                       179           291,866
Total                                                                    742,926

Food (0.8%)
Nestle                                                   3,832           821,587

Health care (2.1%)
Bachem                                                   6,400           300,230
Novartis                                                19,527           744,730
Roche Holding                                            8,481           600,369
Synthes-Stratec                                            800           483,945
Total                                                                  2,129,274

Industrial equipment & services (0.2%)
Schindler Holding                                          900           154,247

Leisure time & entertainment (0.3%)
Kuoni Reisen Holding Series B                            1,850(b)        251,897

Multi-industry conglomerates (0.2%)
Adecco                                                   4,389           172,444

Retail (0.1%)
Bon Appetit Group                                        2,570           128,831

Utilities -- telephone (0.4%)
Swisscom                                                 1,287           382,735

Taiwan (0.8%)
Computers & office equipment (0.4%)
Advantech                                              199,200           378,282

Electronics (0.4%)
ASE Test                                                83,500(b)        355,710

United Kingdom (15.6%)
Aerospace & defense (0.4%)
Cobham                                                  15,000           226,696
Meggitt                                                 40,000           116,086
Total                                                                    342,782

Banks and savings & loans (1.2%)
Lloyds TSB Group                                        27,182           233,894
Royal Bank of Scotland Group                            39,753           935,391
Total                                                                  1,169,285

Beverages & tobacco (0.9%)
Diageo                                                  32,375           364,937
Gallaher Group                                          29,738           292,178
Imperial Tobacco Group                                  12,361           193,388
Total                                                                    850,503

Chemicals (0.1%)
Waste Recycling Group                                   25,000            73,015

Communications equipment & services (0.2%)
mm02                                                   302,598(b)        227,239

Computers & office equipment (0.3%)
Torex                                                   70,000           334,021

Electronics (0.6%)
First Technology                                        11,500            36,703
Johnson Matthey                                         11,516           155,665
Spectris                                                87,500           366,875
Total                                                                    559,243

Energy (0.5%)
BP                                                      78,051           500,654

Energy equipment & services (0.3%)
Expro International Group                               48,500           269,368

Financial services (1.1%)
Alliance & Leicester                                    21,191           281,803
Amvescap                                                45,618           282,623
HSBC Holdings                                           48,502           528,588
Total                                                                  1,093,014

Health care (2.2%)
Alliance Unichem                                        30,000           224,819
Amersham                                                16,707           150,817
AstraZeneca                                             14,413           537,797
GlaxoSmithKline ADR                                     15,808           595,803
Smith & Nephew                                          51,014           303,283
SSL Intl                                                82,000           453,502
Total                                                                  2,266,021

Health care services (0.3%)
Nestor Healthcare Group                                 56,000           151,569
RPS Group                                               63,800           121,275
Total                                                                    272,844

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Issuer                                                  Shares          Value(a)

United Kingdom (cont.)
Household products (0.6%)
Reckitt Benckiser                                       33,536          $608,618

Industrial equipment & services (0.3%)
Weir Group                                              85,000           259,316

Insurance (0.1%)
Charles Taylor Consulting                               28,000           100,097

Media (1.7%)
British Sky Broadcasting Group                          27,616(b)        260,744
Daily Mail & General Trust                              29,249           256,256
EMAP                                                    13,263           152,305
Euromoney Institutional Investor                         8,700            24,500
HIT Entertainment                                      100,000           377,827
Reed Elsevier                                           61,718           545,068
Total                                                                  1,616,700

Multi-industry conglomerates (1.5%)
Bunzl                                                   24,000           170,843
Exel                                                    23,098           237,419
Rentokil Initial                                       198,839           674,273
Serco Group                                             45,000           105,252
Xstrata                                                 25,000(b)        259,316
Total                                                                  1,447,103

Retail (2.0%)
Boots                                                   25,909           241,181
Great Universal Stores                                  41,598           375,837
Homestyle Group                                         40,000           123,283
Marks & Spencer Group                                  175,914         1,030,000
Next                                                    10,257           142,819
Total                                                                  1,913,120

Utilities -- telephone (1.3%)
Vodafone AirTouch ADR                                   15,239           242,605
Vodafone Group                                         627,517         1,008,747
Total                                                                  1,251,352

United States (1.6%)
Investment companies
iShares MSCI Index Fund                                 15,359         1,514,397

Virgin Islands (0.3%)
Media
MIH                                                     46,850(b)        281,100

Total common stocks
(Cost: $94,928,393)                                                  $87,216,239

Preferred stocks & other (0.5%)(c)
Issuer                                                  Shares          Value(a)

Germany (0.5%)
Henkel KgaA                                              3,321          $210,680
Hugo Boss                                               23,900           241,178
Total                                                                    451,858

Hong Kong (--%)
Star Cruises
Right                                                  112,000(b)          6,462

Total preferred stocks & other
(Cost: $652,313)                                                        $458,320

Total investments in securities
(Cost: $95,580,706)(d)                                               $87,674,559

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $97,075,556 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $  2,357,372
       Unrealized depreciation                                      (11,758,369)
                                                                    -----------
       Net unrealized depreciation                                 $ (9,400,997)
                                                                   ------------

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Aggressive Growth Fund

Oct. 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $95,580,706)                                                                             $ 87,674,559
Cash in bank on demand deposit                                                                                  8,403,326
Foreign currency holdings (identified cost $49,682) (Note 1)                                                       45,731
Capital shares receivable                                                                                         151,832
Dividends and accrued interest receivable                                                                         174,002
Receivable for investment securities sold                                                                       1,819,685
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                                  286
                                                                                                                      ---
Total assets                                                                                                   98,269,421
                                                                                                               ----------
Liabilities
Capital shares payable                                                                                              1,774
Payable for investment securities purchased                                                                       914,574
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                                1,738
Accrued investment management services fee                                                                          2,629
Accrued distribution fee                                                                                            1,177
Accrued transfer agency fee                                                                                         1,030
Accrued administrative services fee                                                                                   210
Other accrued expenses                                                                                            158,004
                                                                                                                  -------
Total liabilities                                                                                               1,081,136
                                                                                                                ---------
Net assets applicable to outstanding capital stock                                                           $ 97,188,285
                                                                                                             ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    213,472
Additional paid-in capital                                                                                    113,322,308
Undistributed net investment income                                                                                42,264
Accumulated net realized gain (loss) (Note 7)                                                                  (8,481,632)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                 (7,908,127)
                                                                                                               ----------
Total -- representing net assets applicable to outstanding capital stock                                     $ 97,188,285
                                                                                                             ============
Net assets applicable to outstanding shares:               Class A                                           $ 71,558,777
                                                           Class B                                           $ 24,255,873
                                                           Class C                                           $  1,350,448
                                                           Class Y                                           $     23,187
Net asset value per share of outstanding capital stock:    Class A shares               15,684,452           $       4.56
                                                           Class B shares                5,359,264           $       4.53
                                                           Class C shares                  298,458           $       4.52
                                                           Class Y shares                    5,073           $       4.57
                                                                                             -----           ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Partners International Aggressive Growth Fund

Year ended Oct. 31, 2002
Investment income
Income:
Dividends                                                                                     $  1,459,208
Interest                                                                                            97,432
     Less foreign taxes withheld                                                                  (153,009)
                                                                                                  --------
Total income                                                                                     1,403,631
                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                                 690,573
Distribution fee
     Class A                                                                                       133,780
     Class B                                                                                       151,872
     Class C                                                                                         7,102
Transfer agency fee                                                                                190,290
Incremental transfer agency fee
     Class A                                                                                        14,977
     Class B                                                                                        10,413
     Class C                                                                                           564
Service fee -- Class Y                                                                                  22
Administrative services fees and expenses                                                           54,778
Compensation of board members                                                                        8,963
Custodian fees                                                                                     260,764
Printing and postage                                                                                64,898
Registration fees                                                                                  119,992
Audit fees                                                                                          15,000
Other                                                                                               17,527
                                                                                                    ------
Total expenses                                                                                   1,741,515
     Expenses waived/reimbursed by AEFC (Note 2)                                                  (421,452)
                                                                                                  --------
                                                                                                 1,320,063
     Earnings credits on cash balances (Note 2)                                                       (387)
                                                                                                      ----
Total net expenses                                                                               1,319,676
                                                                                                 ---------
Investment income (loss) -- net                                                                     83,955
                                                                                                    ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                             (8,449,226)
     Foreign currency transactions                                                                 (68,379)
                                                                                                   -------
Net realized gain (loss) on investments                                                         (8,517,605)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                         (8,437,103)
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                          (16,954,708)
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                               $(16,870,753)
                                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Aggressive Growth Fund
                                                                                                          For the period from
                                                                                      Oct. 31, 2002        Sept. 28, 2001* to
                                                                                        Year ended           Oct. 31, 2001
Operations and distributions
Investment income (loss) -- net                                                      $     83,955           $   (14,417)
Net realized gain (loss) on investments                                                (8,517,605)               (2,284)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                (8,437,103)              250,686
                                                                                       ----------               -------
Net increase (decrease) in net assets resulting from operations                       (16,870,753)              233,985
                                                                                      -----------               -------
Distributions to shareholders from:
     Net investment income
     Class A                                                                               (1,338)                   --
     Class Y                                                                                   (1)                   --
     Net realized gain
     Class A                                                                                 (108)                   --
     Class B                                                                                  (19)                   --
                                                                                      -----------               -------
Total distributions                                                                        (1,466)                   --
                                                                                      -----------               -------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           99,564,810             4,988,966
     Class B shares                                                                    29,822,821             1,428,417
     Class C shares                                                                     1,634,310                31,963
     Class Y shares                                                                        17,042                 1,528
Reinvestment of distributions at net asset value
     Class A shares                                                                           900                    --
     Class B shares                                                                            18                    --
Payments for redemptions
     Class A shares                                                                   (31,040,083)              (11,813)
     Class B shares (Note 2)                                                           (2,761,874)               (3,910)
     Class C shares (Note 2)                                                             (116,728)                   --
     Class Y shares                                                                        (1,323)                   --
                                                                                      -----------               -------
Increase (decrease) in net assets from capital share transactions                      97,119,893             6,435,151
                                                                                       ----------             ---------
Total increase (decrease) in net assets                                                80,247,674             6,669,136
Net assets at beginning of year (Note 1)                                               16,940,611            10,271,475**
                                                                                       ----------            ----------
Net assets at end of year                                                            $ 97,188,285           $16,940,611
                                                                                     ============           ===========
Undistributed net investment income                                                  $     42,264           $     1,328
                                                                                     ------------           -----------

  *  When shares became publicly available

 ** Initial capital of $10,000,000 was contributed on Sept. 21, 2001-Sept. 25, 2001. The Fund had an increase in net assets resulting from operations of $271,475 during the period from Sept. 21, 2001 to Sept. 28, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential. Initial contributions were made during the period Sept. 21, 2001-Sept. 25, 2001, American Express Financial Corporation (AEFC) invested $10,000,000 in the Fund which represented 1,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Sept. 28, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

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24 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2002, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $41,680 and accumulated net realized loss has been decreased by $41,856 resulting in a net reclassification adjustment to decrease paid-in capital by $176.

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25 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

The tax character of distributions paid for the periods indicated is as follows:

                                                         For the period from
                                        Oct. 31, 2002     Sept. 28, 2001* to
                                          Year ended        Oct. 31, 2001
Class A
Distributions paid from:
     Ordinary income                        $1,446               $--
     Long-term capital gain                     --                --

Class B
Distributions paid from:
     Ordinary income                            19                --
     Long-term capital gain                     --                --

Class C
Distributions paid from:
     Ordinary income                            --                --
     Long-term capital gain                     --                --

Class Y
Distributions paid from:
     Ordinary income                             1                --
     Long-term capital gain                     --                --

* When shares became publicly available.

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                            $    42,264
Accumulated gain (loss)                                  $(6,989,821)
Unrealized appreciation (depreciation)                   $(9,399,938)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

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26 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 1.00% to 0.875% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment was made on April 1, 2002, and covered the six-month period beginning Oct. 1, 2001. The adjustment decreased the fee by $3,736 for the year ended Oct. 31, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications will begin Dec. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc. and Liberty Wanger Asset Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

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27 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $519,900 for Class A, $9,129 for Class B and $637 for Class C for the year ended Oct. 31, 2002.

For the year ended Oct. 31, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.72% for Class A, 2.52% for Class B, 2.52% for Class C and 1.52% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $387 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $179,652,281 and $88,715,667, respectively, for the year ended Oct. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $9,567 for the year ended Oct. 31, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                 Year ended Oct. 31, 2002
                                          Class A     Class B   Class C  Class Y
Sold                                   18,849,279   5,638,725   313,044  3,086
Issued for reinvested distributions           166           4        --     --
Redeemed                               (6,107,043)   (552,890)  (22,618)  (300)
                                       ----------    --------   -------   ----
Net increase (decrease)                12,742,402   5,085,839   290,426  2,786
                                       ----------   ---------   -------  -----

                                          From Sept. 28, 2001* to Oct. 31, 2001
                                          Class A     Class B   Class C  Class Y
Sold                                      950,273     272,171    6,032     287
Issued for reinvested distributions            --          --       --      --
Redeemed                                   (2,223)       (746)      --      --
                                       ----------   ---------   -------  -----
Net increase (decrease)                   948,050     271,425    6,032     287
                                       ----------   ---------   -------  -----

* When shares became publicly available.

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28 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2002, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                Currency to               Currency to     Unrealized         Unrealized
                            be delivered               be received    appreciation       depreciation
Nov. 1, 2002                      24,047                    37,430       $ --              $  192
                           British Pound               U.S. Dollar
Nov. 1, 2002                  12,044,521                    98,368         53                  --
                            Japanese Yen               U.S. Dollar
Nov. 1, 2002                       4,836                   591,681         --                   6
                             U.S. Dollar              Japanese Yen
Nov. 4, 2002                      52,971                    52,039         --                 419
                  European Monetary Unit               U.S. Dollar
Nov. 4, 2002                      34,494                    53,655         --                 311
                           British Pound               U.S. Dollar
Nov. 5, 2002                      65,235                    65,814         --                  59
                             U.S. Dollar    European Monetary Unit
Nov. 5, 2002                       9,818                    15,272         --                  88
                           British Pound               U.S. Dollar
Nov. 5, 2002                      72,180                   112,275         --                 650
                           British Pound               U.S. Dollar
Nov. 5, 2002                       7,024                     4,515         41                  --
                             U.S. Dollar             British Pound
Nov. 5, 2002                   2,819,245                    23,003         21                  --
                            Japanese Yen               U.S. Dollar
Nov. 5, 2002                       2,886                   355,008         12                  --
                             U.S. Dollar              Japanese Yen
Nov. 5, 2002                      28,015                   256,776          9                  --
                             U.S. Dollar             Swedish Krona
Nov. 6, 2002                      92,007                11,290,205        150                  --
                             U.S. Dollar              Japanese Yen
Nov. 6, 2002                       9,667                 1,182,693         --                  13
                             U.S. Dollar              Japanese Yen
                                                                        -----              ------
Total                                                                    $286              $1,738
                                                                        -----              ------

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29 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $6,989,821 as of Oct. 31, 2002 that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2002         2001(b)
Net asset value, beginning of period                                 $5.25        $5.14
Income from investment operations:
Net investment income (loss)                                           .01           --
Net gains (losses) (both realized and unrealized)                     (.70)         .11
Total from investment operations                                      (.69)         .11
Net asset value, end of period                                       $4.56        $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                $72          $15
Ratio of expenses to average daily net assets(c,e)                   1.72%        1.75%(d)
Ratio of net investment income (loss) to average daily net assets     .29%       (1.12%)(d)
Portfolio turnover rate (excluding short-term securities)             141%           8%
Total return(i)                                                    (13.14%)       2.14%

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30 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2002         2001(b)
Net asset value, beginning of period                                 $5.25        $5.14
Income from investment operations:
Net investment income (loss)                                          (.01)          --
Net gains (losses) (both realized and unrealized)                     (.71)         .11
Total from investment operations                                      (.72)         .11
Net asset value, end of period                                       $4.53        $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                $24           $1
Ratio of expenses to average daily net assets(c,f)                   2.52%        2.52%(d)
Ratio of net investment income (loss) to average daily net assets    (.46%)      (1.80%)(d)
Portfolio turnover rate (excluding short-term securities)             141%           8%
Total return(i)                                                    (13.71%)       2.14%

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2002         2001(b)
Net asset value, beginning of period                                 $5.25        $5.14
Income from investment operations:
Net investment income (loss)                                          (.01)          --
Net gains (losses) (both realized and unrealized)                     (.72)         .11
Total from investment operations                                      (.73)         .11
Net asset value, end of period                                       $4.52        $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                 $1          $--
Ratio of expenses to average daily net assets(c,g)                   2.52%        2.52%(d)
Ratio of net investment income (loss) to average daily net assets    (.41%)      (1.92%)(d)
Portfolio turnover rate (excluding short-term securities)             141%           8%
Total return(i)                                                    (13.90%)       2.14%

See accompanying notes to financial highlights.

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31 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                          2002        2001(b)
Net asset value, beginning of period                                 $5.25        $5.14
Income from investment operations:
Net investment income (loss)                                           .01           --
Net gains (losses) (both realized and unrealized)                     (.69)         .11
Total from investment operations                                      (.68)         .11
Net asset value, end of period                                       $4.57        $5.25
Ratios/supplemental data
Net assets, end of period (in millions)                                $--          $--
Ratio of expenses to average daily net assets(c,h)                   1.52%        1.58%(d)
Ratio of net investment income (loss) to average daily net assets     .41%        (.99%)(d)
Portfolio turnover rate (excluding short-term securities)             141%           8%
Total return(i)                                                    (12.94%)       2.14%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.35% and 9.34% for the periods ended 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.12% and 10.11% for the periods ended 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.12% and 10.11% for the periods ended 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.18% and 9.17% for the periods ended 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

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32 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Aggressive Growth Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended October 31, 2002 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Aggressive Growth Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 13, 2002

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33 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information
                  (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners International Aggressive Growth Fund

Fiscal year ended Oct. 31, 2002

Class A
Income distribution taxable as dividend income, 0.27% qualifying for deduction by corporations.

Payable date                    Per share
Dec. 21, 2001                   $0.00027

The distribution of $0.00027 per share, payable Dec. 21, 2001, consisted of $0.00002 from net short-term capital gains.

Class B
Income distribution taxable as dividend income, 0.27% qualifying for deduction by corporations.

Payable date                    Per share
Dec. 21, 2001                   $0.00002

The distribution of $0.00002 per share, payable Dec. 21, 2001, consisted of $0.00002 from net short-term capital gains.

Class C
Income distribution taxable as dividend income, 0.27% qualifying for deduction by corporations.

Payable date                    Per share
Dec. 21, 2001                   $0.00002

The distribution of $0.00002 per share, payable Dec. 21, 2001, consisted of $0.00002 from net short-term capital gains.

Class Y
Income distribution taxable as dividend income, 0.27% qualifying for deduction by corporations.

Payable date                    Per share
Dec. 21, 2001                   $0.00056

The distribution of $0.00056 per share, payable Dec. 21, 2001, consisted of $0.00002 from net short-term capital gains.

--------------------------------------------------------------------------------
34 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
35 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
37 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote
Arne H. Carlson          50,845,208.166                 1,507,380.893
Philip J. Carroll, Jr.   50,896,452.209                 1,456,136.850
Livio D. DeSimone        50,797,851.562                 1,554,737.497
Barbara H. Fraser        50,902,528.451                 1,450,060.608
Ira D. Hall              50,849,298.319                 1,503,290.740
Heinz F. Hutter          50,782,964.409                 1,569,624.650
Anne P. Jones            50,835,332.841                 1,517,256.218
Stephen R. Lewis, Jr.    50,905,726.028                 1,446,863.031
Alan G. Quasha           50,919,885.573                 1,432,703.486
Stephen W. Roszell       50,860,460.223                 1,492,128.836
Alan K. Simpson          50,704,673.006                 1,647,916.053
Alison Taunton-Rigby     50,901,386.471                 1,451,202.588
William F. Truscott      50,871,412.446                 1,481,176.613

--------------------------------------------------------------------------------
38 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

     Shares Voted "For"  Shares Voted "Against"   Abstentions   Broker Non-Votes
       39,290,183.805         3,537,443.805      1,337,325.449    8,187,636.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

     Shares Voted "For"  Shares Voted "Against"   Abstentions   Broker Non-Votes
       11,076,303.699           940,512.233       589,711.949     2,287,200.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
39 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (12/02)

AXP Partners International Aggressive Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                        (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


                                                                S-6243 E (12/02)